UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 16, 2015

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Dow Chemical Company (the “Company”) is filing this Current Report on Form 8-K to provide an updated legality opinion with respect to its Dow Internotes, which may be offered and sold from time to time as described in the prospectus supplement dated February 19, 2013 relating to the Dow Internotes. The Dow Internotes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-186728) (the “Registration Statement”) filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

The Company hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement:

Exhibit No.	Description

5.1	Opinion of Kenneth Hemler, Senior Counsel of the Company, as to the legality of the Dow Internotes

23.1	Consent of Kenneth Hemler, Senior Counsel of the Company (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Dated:  February 16, 2015

By:	/s/ Ronald C. Edmonds
	Name:	Ronald C. Edmonds
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Kenneth Hemler, Senior Counsel of the Company, as to the legality of the Dow Internotes

23.1	Consent of Kenneth Hemler, Senior Counsel of the Company (included in Exhibit 5.1)